Exhibit 99.29.1

HEADWATERS INCORPORATED

2010 INCENTIVE COMPENSATION PLAN

AMENDMENT NO. 1

Effective 23 February 2012

1.                                      PURPOSE OF AMENDMENT NO. 1

This Amendment No. 1 to the Plan increases the number of shares available for issuance under the Plan by 2,700,000 shares as authorized by the Board and the stockholders of the Company.

All capitalized terms used herein shall have the meaning set forth in the Plan.

2.                                      AMENDMENT

Section 5(b) of the Plan shall be amended by deleting the number “2,500,000” and replacing it with the number “5,200,000.”

3.                                      NO OTHER MODIFICATIONS

In all other respects the Plan shall remain unchanged and in full force and effect.